UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                       December 23, 2003 (December 23, 2003)

                          SkyTerra Communications, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                    000-13865               23-2368845
 (State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)              File Number)        Identification Number)

              19 West 44th Street, Suite 507, New York, New York 10036 (Address of principal executive offices, including zip code)

                                 (212) 730-7540
             (Registrant's telephone number, including area code)

                                       N/A
           (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On December 23, 2003, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

     Number                             Description
     ------                             -----------
      99.1      -   Press release issued by SkyTerra Communications, Inc. on
                    December 23, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 23, 2003                   By:   /s/ Robert C. Lewis
                                                ------------------------------
                                                Name:    Robert C. Lewis
                                                Title:   Senior Vice President
                                                         and General Counsel


                                 Exhibit Index

Number      Description
------      -----------
99.1        Press release issued by SkyTerra Communications, Inc. on
            December 23, 2003.